                    OPPENHEIMER INTERNATIONAL GROWTH FUND
                  Supplement dated February 19, 2003 to the
          Statement of Additional Information dated January 23, 2003

The  Statement of  Additional  Information  is changed by replacing  the first three  paragraphs  of the  subheading  titled  "Futures"  on page 11 with  the following three paragraphs.

o     Futures. The Fund can buy and sell futures contracts that relate to (1)
         broadly-based stock indices (these are referred to as "stock index futures"), (2) an individual stock ("single stock
         futures") and (3) foreign currencies (these are referred to as
         "forward contracts").

            A broadly-based stock index is used as the basis for
         trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of
         industries. A stock index assigns relative values to the
         common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks.
         A stock index cannot be purchased or sold directly. These
         contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no
         delivery made of the underlying securities to settle the
         futures obligation. Either party may also settle the
         transaction by entering into an offsetting contract.

            A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

February 19, 2003                                                 PX0825.005